UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 5, 2003

SIGMA-ALDRICH CORPORATION

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(Exact Name of Registrant as Specified in Charter)

Delaware	000-8135	43-1050617
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(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Spruce Street
St. Louis, Missouri 63103

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(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (314) 771-5765

ITEM 5. OTHER EVENTS

    The Securities and Exchange Commission (the "SEC") recently issued Regulation G and amended Item 10 of Regulation S-K concerning the use of non-GAAP financial measures. These regulations became effective March 28, 2003. Prior to the effective date of the regulations, on March 26, 2003, Sigma-Aldrich Corporation (the "Company"), filed its Annual Report on Form 10-K for the year ended December 31, 2002 (the "10-K"). Item 7 of the 10-K (Management's Discussion and Analysis of Results of Operations and Financial Condition) contained certain non-GAAP financial measures, including (i) net income from continuing operations before certain specified items and goodwill amortization; (ii) basic and diluted earnings per share before certain specified items and goodwill amortization; (iii) internal currency adjusted sales growth for Scientific Research in 2001; (iv) selling, general and administrative expenses as a percentage of sales, excluding a specified item and goodwill amortization; and (v) currency adjusted sales growth.

    In anticipation of the filing of a Registration Statement on Form S-8 which incorporates by reference information in the 10-K, the Company is filing this Current Report on Form 8-K solely for the purpose of conforming the items listed above included in the 10-K to the new requirements of SEC Regulation G and Item 10 of Regulation S-K.

    The information necessary to conform the 10-K combined to the requirements of Regulation G and Item 10 of Regulation S-K is described as follows:

(1)	The GAAP financial measure net income from continuing operations was reported in the 10-K as $186.7 million for 2002, $152.8 million for 2001 and $150.1 million for 2000. The non-GAAP financial measure net income from continuing operations before certain specified items and goodwill amortization was presented in the 10-K as $168.8 million for 2002, $158.6 million for 2001 and $154.3 million for 2000. The specified items excluded from the non-GAAP financial measure net income were a Department of Commerce settlement in 2002, a gain on the sale of the Milwaukee facility in 2002, an international tax benefit in 2002, and purchased in-process research & development in 2001. Please see Item 7 of the 10-K (Management's Discussion and Analysis of Results of Operations and Financial Condition) for a reconciliation of these non-GAAP financial measures, which the Company hereby incorporates by reference into this Form 8-K.

(2)	The GAAP financial measure basic earnings per share from continuing operations was reported in the 10-K as $2.57 in 2002, $2.05 in 2001 and $1.80 in 2000. The non-GAAP financial measure basic earnings per share before certain specified items and goodwill amortization was presented in the 10-K as $2.32 for 2002, $2.13 for 2001 and $1.85 for 2000. The excluded items from the non-GAAP financial measure basic earnings per share were a Department of Commerce settlement in 2002, a gain on the sale of the Milwaukee facility in 2002, an international tax benefit in 2002, and purchased in-process research & development in 2001. Please see Item 7 of the 10-K (Management's Discussion and Analysis of Results of Operations and Financial Condition) for a reconciliation of these non-GAAP financial measures, which the Company hereby incorporates by reference into this Form 8-K.

The GAAP financial measure diluted earnings per share from continuing operations was reported in the 10-K as $2.54 in 2002, $2.03 in 2001 and $1.80 in 2000. The non-GAAP financial measure diluted earnings per share before certain specified items and goodwill amortization was presented in the 10-K as $2.30 for 2002, $2.11 for 2001 and $1.85 for 2000. The excluded items from the non-GAAP financial measure diluted earnings per share were a Department of Commerce settlement in 2002, a gain on the sale of the Milwaukee facility in 2002, an international tax benefit in 2002, and purchased in-process research & development in 2001. Please see Item 7 of the 10-K (Management's Discussion and Analysis of Results of Operations and Financial Condition) for a reconciliation of these non-GAAP financial measures, which the Company hereby incorporates by reference into this Form 8-K.

(3)	The GAAP financial measure sales growth for Scientific Research in 2001 was reported in the 10-K as 6.9%. The non-GAAP financial measure internal sales gain for Scientific Research adjusted for currency and the Company's Isotec acquisition in 2001 was presented in the 10-K as 7.9% for 2001. The reconciliation of this non-GAAP financial measure to GAAP, which is attached hereto as Exhibit 99.1, is incorporated by reference herein.

(4)	The GAAP financial measure selling, general and administrative expenses as a percentage of sales, was reported in the 10-K as 26.3% in 2002, 27.6% in 2001 and 27.5% in 2000. The non-GAAP financial measure selling, general and administrative expenses as a percentage of sales, excluding a specified item and goodwill amortization, was presented in the 10-K as 26.2% in 2002, 27.0% in 2001 and 27.0% in 2000. The excluded item was a Department of Commerce settlement in 2002. The reconciliation of this non-GAAP financial measure to GAAP, which is attached hereto as Exhibit 99.2, is incorporated by reference herein.

The presentation of the non-GAAP financial measures described in paragraphs (1) - (4) above is intended to supplement investors' understanding of our operating performance.  Managment believes these non-GAAP financial measures are useful to investors to judge the Company's operating performance.  Management further believes excluding the specified items provides a more accurate picture of the Company's operating performance.  Additionally, management believes that the internal currency and acquisition adjusted sales gain is useful to investors in order to judge the comparable sales performance of the Scientific Research business in 2001 against 2000.

(5)	The GAAP financial measure sales growth was reported in the 10-K as

      6.9%, 6.9% and 0.8% in 2002, 2001, and 2000, respectively, for Scientific Research;
      12.4%, 8.7% and 11.1% in 2002, 2001, and 2000, respectively, for Biotechnology;
      8.1%, 9.5%, and 10.5% in 2002, 2001, and 2000, respectively, for Fine Chemicals; and
      8.3%, 7.7%, and 4.5% in 2002, 2001, and 2000, respectively, for total sales growth.
The non-GAAP financial measure currency adjusted growth was presented in the Form 10-K as
      5.4%, 10.0% and 5.2% in 2002, 2001, and 2000, respectively, for Scientific Research;
      11.2%, 12.2% and 14.2% in 2002, 2001, and 2000, respectively, for Biotechnology;
      6.5%, 11.5%, and 15.4% in 2002, 2001, and 2000, respectively, for Fine Chemicals; and
      6.9%, 10.7%, and 8.8% in 2002, 2001, and 2000, respectively, for total sales growth.
With over 50% of sales in 2002 denominated in currencies other than the U.S. dollar, management uses currency-adjusted growth, and believes it is useful to investors, to judge the Company's controllable, local currency performance. The reconciliation of this non-GAAP financial measure to GAAP, which is attached hereto as Exhibit 99.3, is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits

	99.1	Reconciliation of sales growth for Scientific Research in 2001 to GAAP reported from non-GAAP

	99.2	Reconciliation of selling, general and administrative expenses as a percentage of sales to GAAP reported from non-GAAP

	99.3	Reconciliation of internal currency adjusted sales growth to GAAP reported from non-GAAP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 5, 2003

SIGMA-ALDRICH CORPORATION

By: /s/ Karen J. Miller
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Name: Karen J. Miller
Title: Controller

EXHIBIT INDEX
Exhibit Number	Description

99.1	Reconciliation of sales growth for Scientific Research in 2001 to GAAP reported from non-GAAP

99.2	Reconciliation of selling, general and administrative expenses as a percentage of sales to GAAP reported from non-GAAP

99.3	Reconciliation of internal currency adjusted sales growth to GAAP reported from non-GAAP

Exhibit 99.1
                            SIGMA-ALDRICH CORPORATION
                  Sales Growth for Scientific Research in 2001

                                                       2001
                                                    ----------
                    Reported Sales Growth                6.9%
                    (Unfavorable) Currency Impact       (3.1%)
                    Favorable Acquisition Impact         2.1%
                                                    ----------
                    Adjusted Sales Growth                7.9%
                                                    ==========

Exhibit 99.2
                           SIGMA-ALDRICH CORPORATION
      Selling, General and Administrative Expenses (SG&A) Reconciliation

                                            2002         2001         2000
                                         % of sales   % of sales   % of sales
                                         ----------   ----------   ----------

Reported SG&A                               26.3%        27.6%        27.5%
Dept of Commerce settlement                 (0.1%)          -            -
Goodwill amortization                          -         (0.6%)       (0.5%)
                                         ------------------------------------
SG&A excluding goodwill amortization
and certain specified items                 26.2%        27.0%        27.0%
                                         ====================================

Exhibit 99.3
                             SIGMA-ALDRICH CORPORATION
                            Sales Growth Reconciliation
                              Years Ended December 31

                                                Reported
                                     ---------------------------------
                                      2002         2001         2000
                                     ---------------------------------
           Scientific Research         6.9%         6.9%         0.8%
           Biotechnology              12.4%         8.7%        11.1%
           Fine Chemicals              8.1%         9.5%        10.5%
               Total                   8.3%         7.7%         4.5%

                                             Currency Impact
                                          Favorable/(Unfavorable)
                                     ---------------------------------
                                      2002         2001         2000
                                     ---------------------------------
           Scientific Research         1.5%        (3.1%)       (4.4%)
           Biotechnology               1.2%        (3.5%)       (3.1%)
           Fine Chemicals              1.6%        (2.0%)       (4.9%)
               Total                   1.4%        (3.0%)       (4.3%)

                                             Currency Adjusted
                                     ---------------------------------
                                      2002         2001         2000
                                     ---------------------------------
           Scientific Research         5.4%        10.0%         5.2%
           Biotechnology              11.2%        12.2%        14.2%
           Fine Chemicals              6.5%        11.5%        15.4%
               Total                   6.9%        10.7%         8.8%